Exhibit 99.1

Terra Property Trust, Inc. Releases Additional Information Related to Exchange Offers and Hires Restructuring Advisors

NEW YORK, March 12, 2026 (GLOBE NEWSWIRE) — As previously disclosed, Terra Property Trust, Inc. (the “Company”) filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission on February 13, 2026 (as amended on March 12, 2026, the “Registration Statement”) relating to (i) exchange offers (the “Exchange Offers”) to exchange the Company’s unsecured 6.00% Senior Notes due June 30, 2026 (the “TPT Notes”) and the unsecured 7.00% Senior Notes due March 31, 2026 (the “TIF6 Notes” and, together with the TPT Notes, the “Existing Notes”) of Terra Income Fund 6, LLC (“TIF6”), the Company’s wholly owned subsidiary, and (ii) a related consent solicitation with respect to the TPT Notes (the “Consent Solicitation”), each as more fully described in the Registration Statement. Pursuant to the Exchange Offers, each $25 principal amount of Existing Notes tendered will be exchanged for $25 principal amount of newly issued 7.00% Senior Secured Notes due 2029 issued by the Company (the “Exchange Notes”). The Exchange Notes, in contrast to the Existing Notes, will be secured by a perfected first lien pledge in the equity interests of certain of the Company’s direct subsidiaries, as more fully described in the Registration Statement.

Holders of the Existing Notes that do not participate in the Exchange Offers will continue to hold the applicable series of unsecured Existing Notes, and if the requisite consents are received to amend the indenture governing the TPT Notes, the TPT Notes will afford significantly reduced covenant protection to holders of the TPT Notes compared to the covenants and other provisions governing the Exchange Notes.

TIF6 is the obligor of the TIF6 Notes having an outstanding principal balance of approximately $38.4 million as of December 31, 2025. As of December 31, 2025, TIF6 had cash and cash equivalents of $0.4 million. TIF6 is a lender under that certain promissory note (the “Promissory Note”) with the Company pursuant to which the Company owed TIF6 approximately $48.1 million as of December 31, 2025. The Promissory Note is due on March 31, 2027, and is not payable upon demand. As of December 31, 2025, TIF6 had assets of approximately $105.8 million, of which approximately $48.1 million consisted of that certain Promissory Note. The Company is not a guarantor of the TIF6 Notes and has no contractual obligation to lend or contribute money to TIF6 for TIF6 to repay the TIF6 Notes, although the Company may evaluate potential alternatives in connection with the maturity of the TIF6 Notes. Additionally, the Company is the obligor of the TPT Notes having an outstanding principal balance of approximately $80.4 million as of December 31, 2025. The Company had cash and cash equivalents of approximately $33.2 million, as of December 31, 2025.

As of March 12, 2026, 3.80% of the TPT Notes and 0.37% of the TIF6 Notes have been tendered to the Company in connection with the Exchange Offers. There may not be sufficient liquidity for TIF6 to repay the TIF6 Notes at maturity while ensuring the Company remains a going concern, as the Company cannot provide any assurance that it will be able to obtain alternative or additional liquidity when needed or under acceptable terms, if at all, to be in a position to repay any remaining TPT Notes.

As a result, the Company, consistent with its fiduciary duties, has engaged Portage Point Partners, LLC as restructuring banker and Alston & Bird LLP as restructuring counsel in connection with certain matters concerning the Existing Notes, which engagement could include evaluating various strategic alternatives, including restructuring options. Ladenburg Thalmann & Co. Inc. is serving as Dealer Manager for the Exchange Offers. The Company continues to evaluate all of its options with respect to the Existing Notes and related matters and will act in accordance with its fiduciary duties while reserving all of its rights.

About Terra Property Trust, Inc.

Terra Property Trust, Inc. is an externally managed real estate investment trust that originates, invests in, and manages loans and assets secured by commercial real estate across the United States and makes strategic real estate equity and non-real estate-related investments that align with its investment objectives and criteria. The Company’s objective is to continue to provide attractive risk-adjusted returns to its stockholders, primarily by earning high current income that allows for regular distributions and, in certain instances, benefiting from potential capital appreciation. The Company has elected to be taxed as a real estate investment trust for U.S. federal income tax purposes commencing with its taxable year ended December 31, 2016. The Company is externally advised by Terra REIT Advisors, LLC.

Forward-Looking Statements

This press release contains certain forward-looking statements with respect to the Company. Forward-looking statements are statements that are not descriptions of historical facts and include statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Because such statements include risks, uncertainties and contingencies, actual results may differ materially and in adverse ways from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, without limitation, the following: the Company’s expected financial performance, operating results and the Company’s ability to make distributions to its stockholders in the future; the Company’s expectations concerning its liquidity and capital resources, including the Company’s ability to meet its obligations as they become due, including the Company’s ability to address upcoming maturities of its indebtedness, including the Existing Notes, through cash on hand, the Exchange Offers, any concurrent or future financing transactions, including the terms and conditions (including collateral) of any future financings, cash flow from operations or other sources of liquidity; changes in our investment objectives and business strategy; the Company’s ability to consummate the Exchange Offers and the Consent Solicitation on the proposed terms or on the anticipated timeline, or at all; risks and uncertainties related to obtaining the requisite consents in connection with the Consent Solicitation; the occurrence of any event, change or other circumstance that could give rise to the termination of the Exchange Offers or the Consent Solicitation; risks related to diverting the attention of the Company’s management from ongoing business operations; the ability of the Exchange Notes to be approved for listing on the New York Stock Exchange; the uncertainty of expected future financial performance and results of the Company; general adverse economic and real estate conditions; volatility in the Company’s industry, interest rates and spreads, the debt or equity markets, the general economy or the real estate market specifically, whether the results of market events or otherwise; legislative and regulatory changes, including changes to laws governing the taxation of REITs; changes in interest rates and the market value of the Company’s assets; competition in the real estate industry; changes in accounting principles generally accepted in the U.S.; policies and guidelines applicable to REITs; the availability of financing on acceptable terms or at all; pandemics and other health concerns and the measures intended to prevent their spread; and the potential material adverse effect these matters may have on the Company’s business, results of operations, cash flows and financial condition. Additional information concerning the Company and its business, including additional factors that could materially and adversely affect the Company’s financial results, include, without limitation, the risks described under Part I, Item 1A - Risk Factors, in the Company’s 2024 Annual Report on Form 10-K and in the Company’s other filings with the SEC.

Additional Information

This communication does not constitute an offer to buy or the solicitation of an offer to sell any securities. This communication relates to the previously announced Exchange Offers by the Company. The Exchange Offers are being made pursuant to a registration statement on Form S-4 filed by the Company with the SEC on February 13, 2026 (as it may be amended from time to time), which has not yet been declared effective by the SEC, which includes a prospectus relating to the Exchange Offers. These materials contain important information, including the terms and conditions of the Exchange Offers. This communication is not a substitute for the registration statement, prospectus, or any other document the Company has filed or may file with the SEC in connection with the Exchange Offers. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROSPECTUS CONTAINED THEREIN, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFERS. Copies of the registration statement, prospectus and other documents filed by the Company with the SEC are available free of charge at the SEC’s website at http://www.sec.gov or by visiting the Company’s website at https://www.terrapropertytrust.com/.

Contact

Investor Relations

ir@mavikcapital.com